EXHIBIT 10.25

                                      FIRST
                              RENEWAL AND EXTENSION
                                       OF
                                  INTEREST ONLY
                           NONRECOURSE PROMISSORY NOTE
                             AND SECURITY AGREEMENT

Original  Amount:  $400,000.00                       Renewal and Extension Date:
                                                     February  23,  2004
                                                     -------------------

     FOR VALUE RECEIVED, H.E.R.C. Products Incorporated, a Delaware corporation, ("Maker" or "Debtor") promises to pay to R. John Armstrong ("Holder" or "Secured Party"), or order, the principal sum of Four Hundred Thousand Dollars ($400,000.00) with interest from the date of the original Interest Only Nonrecourse Promissory Note and Security Agreement dated February 23, 2003 on unpaid principal owing from time to time at the rate of eight percent (8.0%) per annum until fully paid pursuant to this First Renewal and Extension of Interest Only Nonrecourse Promissory Note and Security Agreement. Maker shall make interest only payments on the first day of each month from the date of the original Note dated February 23, 2003 until the date one (1) year from the date of the original Note, as first extended and renewed hereunder ("Maturity Date"). Principal plus all accrued and unpaid interest on such principal shall be due and payable on the Maturity Date.

     This note is delivered and accepted not in payment but for the purpose of and in consideration of the extension of time of payment of the original Interest Only Nonrecourse Promissory Note and Security Agreement. This First Renewal and Extension of Interest Only Nonrecourse Promissory Note and Security Agreement incorporates by specific reference that certain Interest Only Nonrecourse Promissory Note and Security Agreement dated February 23, 2003 by and between its Maker, H.E.R.C. Products Incorporated and its Holder and Secured Party, R. John Armstrong, and specifically incorporates all the terms, conditions and secured party interests stated therein as modified by this renewal and extension.

     Executed  at  Portsmouth,  Virginia  the  day and year first above written.


MAKER/DEBTOR

H.E.R.C.  Products  Incorporated,
a  Delaware  corporation

By:    S.  Steven  Carl,  CEO
     ------------------------


[Signature]

  /s/  S.  Steven  Carl
-----------------------


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